Nuveen Income Fund

Supplement Dated August 2, 2002
To The Prospectus Dated January 28, 2002


The Board of Trustees of the Nuveen Income Fund
(the "Fund") has determined to close and liquidate the Fund, effective September 27, 2002. Despite the
Fund's competitive yield, it has not been able to generate sufficient sales to reach a self-sustaining level of assets.

Beginning August 2, 2002, the Fund will stop accepting purchases from existing and new accounts. However, existing shareholders may continue to reinvest dividends through the payment date of the regular
August dividend (expected to have a payable date of September 3, 2002). The regular September dividend is expected to be have a record and declaration date of September 25, 2002 and be payable on September 27, 2002 .

Unless you or your advisor have previously redeemed your Fund shares or exchanged them for another
Nuveen mutual fund, effective September 27, 2002, the Fund will liquidate your account and will send you the proceeds of the liquidation.

Should you have any questions about your Fund's closing or need assistance, please contact your financial advisor or Nuveen Investments at (800) 257-8787.

EGN-1-0702

PLEASE RETAIN FOR FUTURE REFERENCE